EXHIBIT 99.3

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                           SILENT2ND eq 'Y'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Current Balance                             Loans         Balance       Balance
--------------------------------------------------------------------------------
<= $333,700.00                                594    $111,822,626         54.89
$333,700.01 - $450,000.00                      90      35,142,632         17.25
$450,000.01 - $650,000.00                      76      40,266,041         19.77
$650,000.01 - $850,000.00                       9       6,651,243          3.27
$850,000.01 - $1,050,000.00                     5       4,754,800          2.33
$1,050,000.01 - $1,250,000.00                   1       1,224,000          0.60
$1,250,000.01 - $1,450,000.00                   3       3,842,550          1.89
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: $40,999.05
Maximum: $1,300,000.00
Average: $261,830.20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Current Gross Rate                          Loans         Balance       Balance
--------------------------------------------------------------------------------
2.251% - 2.500%                                 1        $747,500          0.37
2.501% - 2.750%                                 2         397,460          0.20
2.751% - 3.000%                                 2         876,000          0.43
3.001% - 3.250%                                 5       1,832,445          0.90
3.251% - 3.500%                                14       4,516,368          2.22
3.501% - 3.750%                                12       6,386,400          3.14
3.751% - 4.000%                                23       5,848,910          2.87
4.001% - 4.250%                                28       6,045,540          2.97
4.251% - 4.500%                                36       9,722,988          4.77
4.501% - 4.750%                                69      17,278,401          8.48
4.751% - 5.000%                                82      21,604,739         10.61
5.001% - 5.250%                                81      21,830,219         10.72
5.251% - 5.500%                               132      31,950,798         15.68
5.501% - 5.750%                               197      51,352,799         25.21
5.751% - 6.000%                                71      18,148,430          8.91
6.001% - 6.250%                                 8       2,584,616          1.27
6.251% - 6.500%                                 4         988,700          0.49
6.501% - 6.750%                                 6       1,014,929          0.50
6.751% - 7.000%                                 2         294,400          0.14
7.001% - 7.250%                                 1         106,300          0.05
7.251% - 7.500%                                 2         175,950          0.09
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 2.375%
Maximum: 7.500%
Weighted Average: 5.159%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Net Rate                                    Loans         Balance       Balance
--------------------------------------------------------------------------------
<= 2.000%                                       1        $747,500          0.37
2.251% - 2.500%                                 2         397,460          0.20
2.501% - 2.750%                                 3       1,067,900          0.52
2.751% - 3.000%                                11       3,771,195          1.85
3.001% - 3.250%                                12       5,770,518          2.83
3.251% - 3.500%                                18       6,198,052          3.04
3.501% - 3.750%                                22       4,753,978          2.33
3.751% - 4.000%                                28       6,773,470          3.33
4.001% - 4.250%                                52      14,337,893          7.04
4.251% - 4.500%                                72      18,045,901          8.86
4.501% - 4.750%                                71      18,174,518          8.92
4.751% - 5.000%                                89      22,860,213         11.22
5.001% - 5.250%                               132      31,012,509         15.22
5.251% - 5.500%                               191      50,774,146         24.93
5.501% - 5.750%                                52      14,381,744          7.06
5.751% - 6.000%                                 7       2,056,616          1.01
6.001% - 6.250%                                 5       1,356,700          0.67
6.251% - 6.500%                                 5         646,929          0.32
6.501% - 6.750%                                 2         294,400          0.14
6.751% - 7.000%                                 1         106,300          0.05
7.001% - 7.250%                                 2         175,950          0.09
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 7.250%
Weighted Average: 4.844%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Index                                       Loans         Balance       Balance
--------------------------------------------------------------------------------
1 Year CMT                                     31      $9,687,750          4.76
1 Year Libor                                  141      42,515,779         20.87
6 Month Libor                                 606     151,500,363         74.37
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:57     Page 1  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                           SILENT2ND eq 'Y'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Months to Roll                              Loans         Balance       Balance
--------------------------------------------------------------------------------
1                                               1        $147,200          0.07
2                                               6       2,744,850          1.35
3                                              16       5,982,679          2.94
4                                               5       1,025,152          0.50
5                                              16       6,923,205          3.40
6                                               4       1,152,220          0.57
22                                              1         211,145          0.10
27                                              1         240,000          0.12
28                                              1         202,035          0.10
30                                              4         460,197          0.23
31                                              2         455,050          0.22
32                                             25       6,013,640          2.95
33                                             46       9,113,291          4.47
34                                            131      30,054,945         14.75
35                                            159      48,679,566         23.90
36                                              2         242,000          0.12
46                                              2         711,200          0.35
48                                              1         195,200          0.10
52                                              1         150,600          0.07
53                                              1         307,200          0.15
55                                              1         319,913          0.16
56                                             32       7,734,294          3.80
57                                             63      13,868,521          6.81
58                                            117      27,156,113         13.33
59                                             76      21,553,128         10.58
60                                              6       1,407,100          0.69
77                                              1         553,000          0.27
78                                              1         331,926          0.16
79                                              2         434,391          0.21
80                                              9       2,096,255          1.03
81                                              6       1,111,235          0.55
82                                              8       2,861,622          1.40
83                                              8       1,918,480          0.94
114                                             1          95,200          0.05
116                                             5       2,341,408          1.15
117                                             5         873,847          0.43
118                                             7       2,279,285          1.12
119                                             5       1,756,800          0.86
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-08-01
Minimum: 1
Maximum: 119
Weighted Average: 45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Gross Margin                                Loans         Balance       Balance
--------------------------------------------------------------------------------
<= 2.000%                                      32      $9,437,804          4.63
2.001% - 2.250%                               576     148,071,358         72.69
2.251% - 2.500%                                17       7,005,822          3.44
2.501% - 2.750%                               148      37,902,188         18.61
3.001% - 3.250%                                 5       1,286,719          0.63
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 1.125%
Maximum: 3.250%
Weighted Average: 2.332%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
First Rate Cap                              Loans         Balance       Balance
--------------------------------------------------------------------------------
0.000%                                          4      $1,265,300          0.62
1.000%                                         18       4,254,854          2.09
2.000%                                         60      19,066,412          9.36
3.000%                                         45       8,606,149          4.22
4.000%                                         83      14,940,143          7.33
5.000%                                        482     130,661,135         64.14
6.000%                                         84      23,364,799         11.47
8.250%                                          1       1,267,500          0.62
12.000%                                         1         277,600          0.14
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 4.620%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Periodic Rate Cap                           Loans         Balance       Balance
--------------------------------------------------------------------------------
0.000%                                          6      $2,810,400          1.38
1.000%                                        534     129,792,572         63.72
2.000%                                        217      61,657,798         30.27
6.000%                                         21       9,443,122          4.64
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.542%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:57     Page 2  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                           SILENT2ND eq 'Y'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Maximum Rate                                Loans         Balance       Balance
--------------------------------------------------------------------------------
8.001% - 8.250%                                 1        $333,000          0.16
8.751% - 9.000%                                 4         756,506          0.37
9.001% - 9.250%                                20       4,091,717          2.01
9.251% - 9.500%                                27       6,479,543          3.18
9.501% - 9.750%                                56      12,457,147          6.12
9.751% - 10.000%                               65      15,518,767          7.62
10.001% - 10.250%                              48      12,214,097          6.00
10.251% - 10.500%                              77      17,845,289          8.76
10.501% - 10.750%                              92      25,024,843         12.28
10.751% - 11.000%                              94      25,881,790         12.71
11.001% - 11.250%                              46      13,668,624          6.71
11.251% - 11.500%                              70      18,748,551          9.20
11.501% - 11.750%                             122      31,900,707         15.66
11.751% - 12.000%                              36      14,345,309          7.04
12.001% - 12.250%                               5         784,137          0.38
12.251% - 12.500%                               2         175,950          0.09
12.501% - 12.750%                               3         513,033          0.25
14.501% - 14.750%                               1         221,160          0.11
15.251% - 15.500%                               4       1,234,570          0.61
15.501% - 15.750%                               2         619,000          0.30
15.751% - 16.000%                               3         890,152          0.44
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 8.250%
Maximum: 16.000%
Weighted Average: 10.910%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
FICO Scores                                 Loans         Balance       Balance
--------------------------------------------------------------------------------
621 - 640                                      23      $5,222,602          2.56
641 - 660                                      64      16,657,032          8.18
661 - 680                                      93      22,800,419         11.19
681 - 700                                     118      30,121,392         14.79
701 - 720                                     116      30,487,850         14.97
721 - 740                                     113      29,405,257         14.44
741 - 760                                     103      28,055,551         13.77
761 - 780                                      84      22,798,069         11.19
781 - 800                                      54      15,247,698          7.49
801 - 820                                      10       2,908,021          1.43
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 621
Maximum: 817
Weighted Average: 718
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Original Loan To Value Ratio                Loans         Balance       Balance
--------------------------------------------------------------------------------
<= 50.00%                                      11      $3,634,582          1.78
50.01% - 55.00%                                 7       2,736,081          1.34
55.01% - 60.00%                                 4       2,608,127          1.28
60.01% - 65.00%                                18       8,212,933          4.03
65.01% - 70.00%                                12       6,122,653          3.01
70.01% - 75.00%                                26       9,644,287          4.73
75.01% - 80.00%                               700     170,745,229         83.82
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 27.78
Maximum: 80.00
Weighted Average: 77.20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Combined Loan To Value Ratio                Loans         Balance       Balance
--------------------------------------------------------------------------------
<= 50.00%                                       1        $500,000          0.25
55.01% - 60.00%                                 4       1,672,665          0.82
60.01% - 65.00%                                 4       1,871,300          0.92
65.01% - 70.00%                                 4       3,424,991          1.68
70.01% - 75.00%                                 6       3,617,158          1.78
75.01% - 80.00%                                19      10,652,925          5.23
80.01% - 85.00%                                 9       3,444,935          1.69
85.01% - 90.00%                               154      50,579,025         24.83
90.01% - 95.00%                               234      63,861,293         31.35
95.01% - 100.00%                              343      64,079,600         31.46
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 50.00
Maximum: 100.00
Weighted Average: 92.53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Amortization                                Loans         Balance       Balance
--------------------------------------------------------------------------------
Interest Only                                 693    $175,385,635         86.10
Fully Amortizing                               85      28,318,256         13.90
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:57     Page 3  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                           SILENT2ND eq 'Y'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Top 5 States                                Loans         Balance       Balance
--------------------------------------------------------------------------------
California                                    210     $80,412,306         39.48
Georgia                                       190      33,507,280         16.45
Virginia                                       47      15,090,768          7.41
Colorado                                       36       8,241,281          4.05
Florida                                        39       7,870,195          3.86
Other                                         256      58,582,062         28.76
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Prepay Original Term                        Loans         Balance       Balance
--------------------------------------------------------------------------------
0                                             542    $154,471,925         75.83
6                                               4       1,405,167          0.69
12                                              3         933,500          0.46
24                                              8       1,633,650          0.80
36                                            154      31,834,726         15.63
60                                             67      13,424,923          6.59
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Document Type                               Loans         Balance       Balance
--------------------------------------------------------------------------------
Alternate                                      31      $8,271,578          4.06
Full                                          472     107,995,794         53.02
Limited                                         7       1,866,961          0.92
No Doc                                          2         461,600          0.23
No Ratio                                        4         972,462          0.48
Reduced                                       225      69,678,781         34.21
Stated Doc                                     37      14,456,715          7.10
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Loan Purpose                                Loans         Balance       Balance
--------------------------------------------------------------------------------
Purchase                                      582    $148,842,669         73.07
Cash Out Refinance                             65      20,036,262          9.84
Rate/Term Refinance                           131      34,824,962         17.10
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Owner Occupancy Status                      Loans         Balance       Balance
--------------------------------------------------------------------------------
Investor                                       44      $8,053,587          3.95
Primary                                       730     194,115,065         95.29
Secondary                                       4       1,535,240          0.75
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Property Type                               Loans         Balance       Balance
--------------------------------------------------------------------------------
Condominium                                   102     $26,712,783         13.11
PUD                                           260      58,617,719         28.78
Single Family                                 397     111,963,574         54.96
Two- to Four Family                            19       6,409,816          3.15
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Stated Remaining Term to Maturity           Loans         Balance       Balance
--------------------------------------------------------------------------------
346                                             3        $922,345          0.45
348                                             1         195,200          0.10
351                                             1         240,000          0.12
352                                             2         352,635          0.17
353                                             4       1,819,400          0.89
354                                             6         887,322          0.44
355                                             6       1,356,553          0.67
356                                            77      20,930,447         10.27
357                                           136      30,949,573         15.19
358                                           268      63,377,116         31.11
359                                           262      79,871,979         39.21
360                                            12       2,801,320          1.38
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------
Minimum: 346
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:57     Page 4  of  5

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                           SILENT2ND eq 'Y'; MARM04_8
================================================================================


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Servicer                                    Loans         Balance       Balance
--------------------------------------------------------------------------------
Bank of America                                12      $5,897,025          2.89
Cenlar                                          1         553,000          0.27
Downey                                          7       2,591,509          1.27
GMAC Mortgage                                 393      98,898,817         48.55
Greenpoint                                    260      71,627,294         35.16
National City Mortgage                         84      19,630,954          9.64
Provident                                       3         670,300          0.33
Wamu                                           18       3,834,994          1.88
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           % of
                                             # of       Aggregate     Aggregate
Originator                                  Loans         Balance       Balance
--------------------------------------------------------------------------------
Alliance Bancorp                                2        $352,000          0.17
American Mortgage Network                       1         172,000          0.08
Bank of America                                12       5,897,025          2.89
Family Lending                                 10       5,428,150          2.66
Greenpoint Mortgage Corporation               260      71,627,294         35.16
Homestar                                      218      38,374,925         18.84
Loan Center Of California Inc                   3         711,850          0.35
Mortgage IT                                    34      13,103,000          6.43
Mortgage Store                                 49      10,825,258          5.31
Nat City Mortgage                              84      19,630,954          9.64
Nexstar                                         1         553,000          0.27
Pacific Republic Mortgage Corp                  1         185,600          0.09
Plaza Home Mortgage                             2         250,000          0.12
Primary Capital                                 1         147,200          0.07
Prism Mortgage/RBC Mortgage                    18       3,834,994          1.88
Provident Funding                               3         670,300          0.33
South Pacific Financial Corp                    1         319,913          0.16
UBS Conduit                                    78      31,620,430         15.52
--------------------------------------------------------------------------------
Total:                                        778    $203,703,892        100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_8\pre-marketing\040802.cas    Aug 2, 2004 18:57     Page 5  of  5